As filed with the Securities and Exchange Commission on January 7, 2021

Registration Number 333-250326

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	2000	20-2000871
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

100 – 740 McCurdy Road

Kelowna, BC Canada V1X 2P7

1-250-765-6424

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christopher Bunka

Lexaria Bioscience Corp.

#100 – 740 McCurdy Road

Kelowna, British Columbia V1X 2P7

1-250-765-6424

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Copies to:

Gregory Sichenzia, Esq. Avital Perlman, Esq. Sichenzia Ross Ference LLP 1185 Avenue of the Americas New York, NY 10036 Telephone: (212) 930-9700	Robert F. Charron, Esq. Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, NY 10105 (212) 370-1300

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-Accelerated Filer	☒	Smaller Reporting Company	☒
Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

Lexaria Bioscience Corp. is filing this Amendment No. 2 (this “Amendment”) to its Registration Statement on Form S-1 (Registration Statement No. 333-250326) (the “Registration Statement”) to file a revised Exhibit 1.1 and revised Exhibit 4.3, as well as to file Exhibit 4.4 and Exhibit 10.32. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II, Item 16, Exhibit 1.1, Exhibit 4.3, Exhibit 4.4, Exhibit 10.32 and the signature page. The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment.

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PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit Number	Description
1.1**	Form of Underwriting Agreement
3.1	Articles of Incorporation (incorporated by reference as exhibit 3.1 to our Registration Statement on Form S-1 filed June 3, 2020)
3.2	Bylaws (incorporated by reference as exhibit 3.2 to our Registration Statement on Form S-1 filed June 3, 2020)
3.3	Amendment to Articles of Incorporation (incorporated by reference as exhibit 3.2 to our Registration Statement on Form S-1 filed June 3, 2020)
3.4	Amended and Restated Bylaws (incorporated by reference as exhibit 3.4 to our Registration Statement on Form S-1 filed June 3, 2020)
3.5	Amendment to Articles of Incorporation – Share Expansion (incorporated by reference as exhibit 3.5 to our Registration Statement on Form S-1 filed June 3, 2020)
3.6	Amendment to Articles of Incorporation –Share Forward Split (incorporated by reference as exhibit 3.6 to our Registration Statement on Form S-1 filed June 3, 2020)
3.7	Amendment to Articles of Incorporation – Name Change (incorporated by reference as exhibit 3.7 to our Registration Statement on Form S-1 filed June 3, 2020)
4.1	Form of underwriters’ warrant
4.2	Form of pre-funded warrant
4.3**	Form of warrant
4.4**	Form of Warrant Agency Agreement to be entered into between the Company, Computershare, Inc. and Computershare Trust Company, N.A.
5.1	Legal Opinion of Sichenzia Ross Ference LLP
10.1	License Agreement dated August 11, 2015 with PoViva Tea LLC (incorporated by reference to exhibit 10.1 of Current Report on Form 8-K filed August 12, 2015)
10.2*	Licensing Agreement dated May 14, 2016 of Lexaria Bioscience Corp. (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed May 20, 2016)
10.3	Collaborative Research Agreement dated February 6, 2017 with National Research Counsel (incorporated by reference as exhibit 10.3 to our Registration Statement on Form S-1 filed June 3, 2020)
10.4	Management Services Agreement dated June 19, 2017 with Dr. Phil Ainslie (incorporated by reference as exhibit 10.4 to our Registration Statement on Form S-1 filed June 3, 2020)
10.5	Management Services Agreement dated June 1, 2017 with M&E Services Ltd. (Spissinger) (incorporated by reference as exhibit 10.5 to our Registration Statement on Form S-1 filed June 3, 2020)
10.6	Membership Purchase Agreement dated October 23, 2017 with Marian Washington and Michele Reillo (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed November 2, 2017)
10.7	Consulting Agreement with JGRNT dated January 17, 2018 (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed January 22, 2018)
10.8	Licensing Agreement with Cannfections Group Inc. dated January 25, 2018 (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed January 25, 2018)
10.9	Licensing agreement with Nuka Enterprises LLC dated April 24, 2018 (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed May 4, 2018)
10.10	Consulting contract with Nuka Enterprises, LLC dated May 25, 2018 (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed June 4, 2018)

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10.11	Form of Warrant issued October 31, 2018
10.12	Investment Agreement with subsidiary of Altria Group, Inc. dated January 15, 2019 (incorporated by reference as exhibit 10.1 of our Current Report on Form 8-K filed January 22, 2019)
10.13*	License Agreement with subsidiary of Altria Group, Inc. dated January 15, 2019 (incorporated by reference as exhibit 10.2 of our Current Report on Form 8-K filed January 22, 2019)
10.14

Amended and Restated Limited Liability Company Agreement of Lexaria Nicotine LLC with subsidiary of Altria Group, Inc. dated January 15, 2019 (incorporated by reference as exhibit 10.4 of our Current Report on Form 8-K filed January 22, 2019)

10.15*	License Amendment Agreement Nuka with CanPharm dated May 15, 2019 (incorporated by reference as exhibit 10.5 of our Current Report on Form 10-Q filed July 8, 2019)
10.16*	License Agreement Nuka with Lexaria Hemp Corp dated May 15, 2019 (incorporated by reference as exhibit 10.6 of our Current Report on Form 10-Q filed July 8, 2019)
10.17*	Management Services Agreement dated January 1, 2019 with John Docherty KMSC (incorporated by reference as exhibit 10.1 of our Quarterly Report on Form 10-Q filed July 8, 2019)
10.18*	Management Services Agreement dated January 1, 2019 with Christopher Bunka Bioscience (incorporated by reference as exhibit 10.2 of our Quarterly Report on Form 10-Q filed July 8, 2019)
10.19*	Management Services Agreement dated January 1, 2019 with John Docherty Nicotine (incorporated by reference as exhibit 10.3 of our Quarterly Report on Form 10-Q filed July 8, 2019)
10.20*	Management Services Agreement dated January 1, 2019 with Christopher Bunka Nicotine (incorporated by reference as exhibit 10.4 of our Quarterly Report on Form 10-Q filed July 8, 2019)
10.21	License Agreement dated June 24, 2019 with Universal Hemp (incorporated by reference as exhibit 10.31 of our Annual Report on Form 10-K filed November 14, 2019)
10.22	Joint Venture Agreement dated July 23, 2019 with Hill Street Beverages CanPharm (incorporated by reference as exhibit 10.32 of our Annual Report on Form 10-K filed November 14, 2019)
10.23	Joint Venture Agreement dated July 23, 2019 with Hill Street Beverages Hemp (incorporated by reference as exhibit 10.33 of our Annual Report on Form 10-K filed November 14, 2019)
10.24	License Agreement dated July 23, 2019 with Hill Street Beverages CanPharm (incorporated by reference as exhibit 10.34 of our Annual Report on Form 10-K filed November 14, 2019)
10.25	License Agreement dated July 23, 2019 with Hill Street Beverages Hemp (incorporated by reference as exhibit 10.35 of our Annual Report on Form 10-K filed November 14, 2019)
10.26	Form of Warrant issued November 13, 2019 and November 28, 2019
10.27	Form of Securities Purchase Agreement dated May 4, 2020 (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed May 8, 2020)
10.28	Form of Warrant issued May 6, 2020 and May 11, 2020 (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed May 8, 2020)
10.29	Form of Registration Rights Agreement dated May 6, 2020 and May 11, 2020 (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed May 8, 2020)
10.30	Form of Lock-Up Agreement dated May 4, 2020 (incorporated by reference to Exhibit 10.4 of our Current Report on Form 8-K filed May 8, 2020)
10.31

Asset Purchase Agreement between Lexaria Canpharm ULC and Hill Street Beverage Company Inc., dated November 18, 2020 (incorporated by reference to Exhibit 10.31 of our Registration on Form S-1 filed November 20, 2020)

10.32**	Letter of Engagement, entered into by and between Lexaria Bioscience Corp. and Bradley Woods & Co. Ltd., dated March 31, 2020
21.1	Subsidiaries (incorporated by reference as exhibit 21.1 to our Registration Statement on Form S-1 filed June 3, 2020)
23.1	Consent of Davidson & Company LLP
23.2	Consent of Sichenzia Ross Ference LLP (Included in Exhibit 5.1)
24.1	Power of Attorney (Included in the signature page to our Registration Statement on Form S-1 filed November 20, 2020)

*	Confidential treatment was requested with respect to certain portions of this exhibit pursuant to 17.C.F.R. §240.24b-2. Omitted portions were filed separately with the SEC.
**	Filed herewith.

Financial Statement Schedules

Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kelowna, British Columbia, on the 7th day of January, 2021.

LEXARIA BIOSCIENCE CORP.

By:	/s/ Christopher Bunka
Christopher Bunka
Chief Executive Officer and Chairman

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature:	Capacity:	Date:

/s/ Christopher Bunka	Chief Executive Officer and Chairman	January 7, 2021
Christopher Bunka	(Principal Executive Officer)

/s/ Allan Spissinger	Chief Financial Officer	January 7, 2021
Allan Spissinger	(Principal Financial and Accounting Officer)

/s/ John Docherty*	President and Director	January 7, 2021
John Docherty

/s/ Nicholas Baxter*	Director	January 7, 2021
Nicholas Baxter

/s/ Ted McKechnie*	Director	January 7, 2021
Ted McKechnie

/s/ Brian Quigley*	Director	January 7, 2021
Brian Quigley

* By: /s/ Christopher Bunka	Attorney in fact	January 7, 2021

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